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                                  FOURTH AMENDMENT
                                          to
                              SOFTWARE LICENSE AGREEMENT


              THIS FOURTH AMENDMENT (this "Amendment") is entered into as of May 8, 1996, between VIRTUAL OPEN NETWORK ENVIRONMENT CORP. ("V-ONE"), a Delaware corporation, in order to revise, supplement and reaffirm the Software License Agreement (the "Agreement") entered into by the parties as of October 6, 1994. Capitalized terms employed in this Amendment and not otherwise defined herein shall have the meanings given in definition of such terms in the Agreement.

              1.      AMENDMENT OF SECTION 8.2   Section 8.2 of the Agreement is
     hereby amended by the replacement of the first sentence with the following:

              8.2 RENEWAL. The license rights granted pursuant to Section 2 of this agreement shall be automatically extended for successive terms of three-years on the first day of the calendar year after expiration, provided that V-ONE:

              8.2.1 Is hereby deleted in its entirety and replaced with the following: "Is not in material breach of this Agreement and has not cured such breach as prescribed in 8.3 below.

              8.2.2 Is hereby deleted in its entirety and replaced with the following: "Is not delinquent in any payments to TIS at the time of renewal and has not cured such delinquency within (30) days following receipt of written notice specifying such delinquency has occurred."

              2. RATIFICATION OF AGREEMENT. Except as expressly modified by this Amendment, all provisions of the Agreement, which is incorporated herein by this reference, shall remain in full force and effect following the execution and delivery of this Amendment.

              IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their duly authorized representatives as of the date first written above.


     VIRTUAL OPEN NETWORK ENVIRONMENT CORP.

     By: /s/ Bob Rybicki
        -----------------------------------

     Title:  V.P. Business Development
            -------------------------------


     TRUSTED INFORMATION SYSTEMS, INC.

     By: /s/ G. Dubbe
         ----------------------------------

     Title:  V.P. Sales
            -------------------------------



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